UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 13, 2017
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2017-C38
(Central Index Key Number 0001707817)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

C-III Commercial Mortgage LLC
(Central Index Key Number 0001541214)

UBS AG
(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-16	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On July 13, 2017, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of July 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2017-C38, Commercial Mortgage Pass-Through Certificates, Series 2017-C38.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Amazon Lakeland” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Amazon Lakeland Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.18.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “General Motors Building” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of June 9, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee (the “BXP 2017-GM Trust and Servicing Agreement”), and the General Motors Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.11.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Del Amo Fashion Center” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of June 20, 2017, by and among Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank, National Association, as as servicer, Cohen Financial, a Division of Suntrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “DAFC 2017-AMO Trust and Servicing Agreement”), the Del Amo Fashion Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.12.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “245 Park Avenue” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of May 30, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer (the “245 Park Avenue Trust 2017-245P Trust and Servicing Agreement”), the 245 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.13.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Starwood Capital Group Hotel Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.5 and which is dated as of June 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “DB 2017-C6 Pooling and Servicing Agreement”), the Starwood Capital Group Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.14.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Market Street – The Woodlands” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.6 and which is dated as of June 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BANK 2017-BNK5 Pooling and Servicing Agreement”), the Market Street – The Woodlands Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.17.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “iStar Leased Fee Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.7 and which is dated as of June 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer (the “MSC 2017-H1 Pooling and Servicing Agreement”), the iStar Leased Fee Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.19.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Save Mart Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.8 and which is dated as of June 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Aegon USA Realty Advisors, LLC, as the Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “UBS 2017-C1 Pooling and Servicing Agreement”), the Save Mart Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.20.

The Mortgage Loans identified on Exhibit B to the Pooling and Servicing Agreement as “123 William Street” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.9 and which is dated as of March 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National

Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer (the “WFCM 2017-RB1 Pooling and Servicing Agreement”), the 123 William Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.23.

The Mortgage Loans identified on Exhibit B to the Pooling and Servicing Agreement as “Crossings at Hobart” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.10 and which is dated as of June 1, 2017, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “CFCRE 2017-C8 Pooling and Servicing Agreement”), the Crossings at Hobart Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.25.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Long Island Prime Portfolio - Melville” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the Long Island Prime Portfolio - Melville Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the Long Island Prime Portfolio - Melville Mortgage Loan will be serviced and administered under the Long Island Prime Portfolio - Melville Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), and as to which an executed version is attached hereto as Exhibit 4.15.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “225 & 233 Park Avenue South” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the 225 & 233 Park Avenue South Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the 225 & 233 Park Avenue South Mortgage Loan will be serviced and administered under the 225 & 233 Park Avenue South Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), and as to which an executed version is attached hereto as Exhibit 4.16.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Raleigh Marriott City Center” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the Raleigh Marriott City Center Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the Raleigh Marriott City Center Mortgage Loan will be serviced and administered under the Raleigh Marriott City Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), and as to which an executed version is attached hereto as Exhibit 4.21.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “2851 Junction” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the 2851 Junction Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the 2851 Junction Mortgage Loan will be serviced and administered under the 2851 Junction Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), and as to which an executed version is attached hereto as Exhibit 4.22.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Lormax Stern Retail Development - Roseville” will be serviced and administered pursuant to the UBS 2017-C1 Pooling and Servicing Agreement and the Lormax Stern Retail Development - Roseville Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.24.

The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $1,001,296,000, were sold to Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays”), UBS Securities LLC (“UBS Securities”), Deutsche Bank Securities Inc. (“DBSI”) and Academy Securities, Inc. (“Academy” and, together in such capacity with WFS, Barclays, UBS Securities and DBSI, the “Underwriters”), pursuant to the underwriting agreement, dated as of June 27, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On July 13, 2017, the Registrant also sold the Class X-D, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $122,178,437, to WFS, Barclays, UBS Securities, DBSI and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of June 27, 2017, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On July 13, 2017, the Registrant also transferred the Vertical RR Interest, having a principal amount of $31,175,549.65, to WFB and Barclays Bank PLC (in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of June 27, 2017, between the Registrant and the Retaining Parties. The Vertical RR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying a portion of its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining 62.69% of the Vertical RR Interest. The remaining portion of the Vertical RR Interest, 37.31%, is to be retained by Barclays Bank, PLC as an “eligible originator” under the Credit Risk Retention Rules. In addition, the Retaining Sponsor will satisfy the remaining portion of its credit risk retention obligations by the purchase on the Closing Date and holding by Prime Finance CMBS B-Piece Holdco VIII, L.P., acting as a third-party purchaser under the Credit Risk Retention Rules, of the Class E, Class F and Class G Certificates (the “Risk Retention Certificates”).

The Vertical RR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 2.70% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the Vertical RR Interest. The Risk Retention Certificates constitute an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules). The aggregate fair value of the Risk Retention Certificates is equal to approximately $28,414,121 (excluding accrued interest), representing approximately 2.36% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the Vertical RR Interest. The fair value of the Certificates (other than the Class

R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the Risk Retention Certificates was determined by multiplying (i) the weighted average of the actual sales prices of the Certificates (other than the Class R Certificates), by (ii) $73,026,437, which is the initial balance of the Risk Retention Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Credit Risk Retention Rules is equal to approximately $28,414,121 (excluding accrued interest), representing 2.36% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the Vertical RR Interest.

If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $60,126,258, representing 5.0% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates) and the Vertical RR Interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's Prospectus, dated June 21, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and the Retained Interest and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Public Certificates, the Private Certificates and the Vertical RR Interest represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2017-C38 (the “Issuing Entity”), a common law trust fund formed on July 13, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 76 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Bank PLC (“Barclays Bank”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 27, 2017, between the Registrant and Barclays Bank, (ii) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 27, 2017, between the Registrant and WFB, (iii) Rialto Mortgage Finance, LLC (“Rialto”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 27, 2017, between the Registrant and Rialto, (iv) C-III Commercial Mortgage LLC (“C-III”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 27, 2017, between the Registrant and C-III and (iii) UBS AG (“UBS”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of June 27, 2017, between the Registrant and UBS.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Parties and Barclays Bank, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated June 28, 2017 and as filed with the Securities and Exchange Commission on July 13, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of June 28, 2017.

On July 13, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,001,296,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $7,936,646, were approximately $1,089,623,259. Of the expenses paid by the Registrant, approximately $144,300 were paid directly to affiliates of the Registrant, $2,086,875 in the form of fees were paid to the Underwriters, $476,368 were paid to or for the Underwriters and $5,247,103 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of June 27, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Deutsche Bank Securities Inc. and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.2	Trust and Servicing Agreement, dated as of June 9, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee.
Exhibit 4.3	Trust and Servicing Agreement, dated as of June 20, 2017, by and among Banc of America Merrill Lynch Large Loan Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of Suntrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement, dated as of June 20, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust,

National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Aegon USA Realty Advisors, LLC, as the Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator,
Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Pooling and Servicing Agreement, dated as of March 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator,
Wilmington Trust, National Association, as trustee and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.10	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator,
Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.11	Agreement Between Note Holders, dated as of June 30, 2017, between the holders of General Motors Building Pari Passu Companion Loans, the holders of the General Motors Building Subordinate Companion Loans and the holder of the General Motors Building Mortgage Loan, relating to the relative rights of such holders of the General Motors Building Whole Loan.
Exhibit 4.12	Agreement Between Note Holders, dated as of May 12, 2017, between the holders of the Del Amo Fashion Center Pari Passu Companion Loans, the holders of the Del Amo Fashion Center Subordinate Companion Loans and the holder of the Del Amo Fashion Center Mortgage Loan, relating to the relative rights of such holders of the Del Amo Fashion Center Whole Loan.
Exhibit 4.13	Agreement Between Note Holders, dated as of May 30, 2017, between the holders of the 245 Park Avenue Pari Passu Companion Loans and the holder of the 245 Park Aveenue Mortgage Loan, relating to the relative rights of such holders of the 245 Park Avenue Whole Loan.
Exhibit 4.14	Agreement Between Note Holders, dated as of June 29, 2017, between the holders of the Starwood Capital Group Hotel Portfolio Pari Passu Companion Loans and the holder of the Starwood Capital Group Hotel Portfolio Mortgage Loan, relating to the relative rights of such holders of the Starwood Capital Group Hotel Portfolio Whole Loan.
Exhibit 4.15	Agreement Between Note Holders, dated as of June 6, 2017, between the holders of the Long Island Prime Portfolio - Melville Pari Passu Companion Loan and the holder of the Long Island Prime Portfolio - Melville Mortgage Loan, relating to the relative rights of such holders of the Long Island Prime Portfolio - Melville Whole Loan.
Exhibit 4.16	Agreement Between Note Holders, dated as of June 27, 2017, between the holders of the 225 & 233 Park Avenue South Pari Passu Companion Loans and the holder of the 225 & 233 Park Avenue South Mortgage Loan, relating to the relative rights of such holders of the 225 & 233 Park Avenue South Whole Loan.
Exhibit 4.17	Agreement Between Note Holders, dated as of June 8, 2017, between the holders of the Market Street – The Woodlands Pari Passu Companion Loans and the holder of the Market Street – The Woodlands Mortgage Loan, relating to the relative rights of such holders of the Market Street – The Woodlands Whole Loan.
Exhibit 4.18	Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the Amazon Lakeland Pari Passu Companion Loan and the holder of the Amazon Lakeland Mortgage Loan, relating to the relative rights of such holders of the Amazon Lakeland Whole Loan.
Exhibit 4.19	Agreement Between Note Holders, dated as of March 30, 2017, between the holders of the iStar Leased Fee Portfolio Companion Loan and the holder of the iStar Leased Fee Portfolio Mortgage Loan, relating to the relative rights of such holders of the iStar Leased Fee Portfolio Whole Loan.
Exhibit 4.20	Amended and Restated Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the Save Mart Portfolio Pari Passu Companion Loans, the Save Mart Portfolio Subordinate Loan and the holder of the Save Mart Portfolio Mortgage Loan, relating to the relative rights of such holders of the Save Mart Portfolio Whole Loan.
Exhibit 4.21	Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the Raleigh Marriott City Center Pari Passu Companion Loan and the holder of the Raleigh Marriott City Center Mortgage Loan, relating to the relative rights of such holders of the Raleigh Marriott City Center Whole Loan.
Exhibit 4.22	Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the 2851 Junction Pari Passu Companion Loan and the holder of the 2851 Junction Mortgage Loan, relating to the relative rights of such holders of the 2851 Junction Whole Loan.
Exhibit 4.23	Agreement Between Note Holders, dated as of March 6, 2017, between the holders of the 123 William Street Companion Loan and the holder of the 123 William Street Mortgage Loan, relating to the relative rights of such holders of the 123 William Street Whole Loan.
Exhibit 4.24	Agreement Between Note Holders, dated as of June 12, 2017, between the holders of the Lormax Stern Retail Development - Roseville Companion Loan and the holder of the

Lormax Stern Retail Development - Roseville Mortgage Loan, relating to the relative rights of such holders of the Lormax Stern Retail Development - Roseville Whole Loan.
Exhibit 4.25	Agreement Between Note Holders, dated as of June 8, 2017, between the holders of the Crossings at Hobart Companion Loan and the holder of the Crossings at Hobart Mortgage Loan, relating to the relative rights of such holders of the Crossings at Hobart Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 13, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 13, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 28, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between Barclays Bank PLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 13, 2017	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

WFCM 2017-C38: Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of June 27, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Deutsche Bank Securities Inc. and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.2	Trust and Servicing Agreement, dated as of June 9, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee.	(E)
4.3	Trust and Servicing Agreement, dated as of June 20, 2017, by and among Banc of America Merrill Lynch Large Loan Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of Suntrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.4	Trust and Servicing Agreement, dated as of June 20, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)
4.8	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer,	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.9	Pooling and Servicing Agreement, dated as of March 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator,
	Wilmington Trust, National Association, as trustee and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)
4.10	Pooling and Servicing Agreement, dated as of June 1, 2017, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator,
	Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.11	Agreement Between Note Holders, dated as of June 30, 2017, between the holders of General Motors Building Pari Passu Companion Loans, the holders of the General Motors Building Subordinate Companion Loans and the holder of the General Motors Building Mortgage Loan, relating to the relative rights of such holders of the General Motors Building Whole Loan.	(E)
4.12	Agreement Between Note Holders, dated as of May 12, 2017, between the holders of the Del Amo Fashion Center Pari Passu Companion Loans, the holders of the Del Amo Fashion Center Subordinate Companion Loans and the holder of the Del Amo Fashion Center Mortgage Loan, relating to the relative rights of such holders of the	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Del Amo Fashion Center Whole Loan.
4.13	Agreement Between Note Holders, dated as of May 30, 2017, between the holders of the 245 Park Avenue Pari Passu Companion Loans and the holder of the 245 Park Aveenue Mortgage Loan, relating to the relative rights of such holders of the 245 Park Avenue Whole Loan.	(E)
4.14	Agreement Between Note Holders, dated as of June 29, 2017, between the holders of the Starwood Capital Group Hotel Portfolio Pari Passu Companion Loans and the holder of the Starwood Capital Group Hotel Portfolio Mortgage Loan, relating to the relative rights of such holders of the Starwood Capital Group Hotel Portfolio Whole Loan.	(E)
4.15	Agreement Between Note Holders, dated as of June 6, 2017, between the holders of the Long Island Prime Portfolio - Melville Pari Passu Companion Loan and the holder of the Long Island Prime Portfolio - Melville Mortgage Loan, relating to the relative rights of such holders of the Long Island Prime Portfolio - Melville Whole Loan.	(E)
4.16	Agreement Between Note Holders, dated as of June 27, 2017, between the holders of the 225 & 233 Park Avenue South Pari Passu Companion Loans and the holder of the 225 & 233 Park Avenue South Mortgage Loan, relating to the relative rights of such holders of the 225 & 233 Park Avenue South Whole Loan.	(E)
4.17	Agreement Between Note Holders, dated as of June 8, 2017, between the holders of the Market Street – The Woodlands Pari Passu Companion Loans and the holder of the Market Street – The Woodlands Mortgage Loan, relating to the relative rights of such holders of the Market Street – The Woodlands Whole Loan.	(E)
4.18	Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the Amazon Lakeland Pari Passu Companion Loan and the	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
holder of the Amazon Lakeland Mortgage Loan, relating to the relative rights of such holders of the Amazon Lakeland Whole Loan.
4.19	Agreement Between Note Holders, dated as of March 30, 2017, between the holders of the iStar Leased Fee Portfolio Companion Loan and the holder of the iStar Leased Fee Portfolio Mortgage Loan, relating to the relative rights of such holders of the iStar Leased Fee Portfolio Whole Loan.	(E)
4.20	Amended and Restated Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the Save Mart Portfolio Pari Passu Companion Loans, the Save Mart Portfolio Subordinate Loan and the holder of the Save Mart Portfolio Mortgage Loan, relating to the relative rights of such holders of the Save Mart Portfolio Whole Loan.	(E)
4.21	Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the Raleigh Marriott City Center Pari Passu Companion Loan and the holder of the Raleigh Marriott City Center Mortgage Loan, relating to the relative rights of such holders of the Raleigh Marriott City Center Whole Loan.	(E)
4.22	Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the 2851 Junction Pari Passu Companion Loan and the holder of the 2851 Junction Mortgage Loan, relating to the relative rights of such holders of the 2851 Junction Whole Loan.	(E)
4.23	Agreement Between Note Holders, dated as of March 6, 2017, between the holders of the 123
William Street Companion Loan and the holder of the 123
William Street Mortgage Loan, relating to the relative rights of such holders of the 123
	William Street Whole Loan.	(E)
4.24	Agreement Between Note Holders, dated as of June 12, 2017, between the holders of the Lormax Stern Retail Development - Roseville Companion Loan and the holder of the Lormax Stern Retail	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Development - Roseville Mortgage Loan, relating to the relative rights of such holders of the Lormax Stern Retail Development - Roseville Whole Loan.
4.25	Agreement Between Note Holders, dated as of June 8, 2017, between the holders of the Crossings at Hobart Companion Loan and the holder of the Crossings at Hobart Mortgage Loan, relating to the relative rights of such holders of the Crossings at Hobart Whole Loan.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 13, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 13, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 28, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between Barclays Bank PLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.4	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of June 27, 2017, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)